                                    EXHIBIT A
                             JOINT FILING AGREEMENT

                                 SCHEDULE 13G/A
                             JOINT FILING AGREEMENT

          This Agreement is dated as of May 20, 2002 by and between Mercury Fund No. 1, Ltd. ("Mercury"), Mercury Ventures, Ltd. ("Mercury Ventures"), Mercury Management, L.L.C. ("Mercury Management"), Kevin C. Howe ("Mr. Howe") and Mercury Fund II, Ltd. ("Mercury II").

          WHEREAS, pursuant to paragraph (k)(1) of Rule 13d-1 promulgated under
Section 13d(1) of the Securities Exchange Act of 1934, as amended (the "Act"), the parties hereto have decided to satisfy their filing obligations under the Act by a single joint filing.

          NOW, THEREFORE, the undersigned do hereby agree as follows:

          1. The Schedule 13G/A (the "Schedule 13G/A") with respect to Firstwave Technologies, Inc., a Georgia corporation, to which this Agreement is attached as Exhibit A is filed on behalf of Mercury, Mercury Ventures, Mercury Management, Mr. Howe, and Mercury II. Mercury, Mercury Ventures, Mercury Management and Mercury II hereby authorize Mr. Howe to file the Schedule 13G/A on their behalf.

          2. Each of Mercury, Mercury Ventures, Mercury Management, Mr. Howe, and Mercury II is responsible for the completeness and accuracy of the information concerning such person or entity contained therein; provided that each person or entity is not responsible for the completeness or accuracy of the information concerning any other person or entity making such filing.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned hereunto set their hands as of the date first above written.


                                 MERCURY FUND NO. 1, LTD.

                                 By:  MERCURY VENTURES, LTD.
                                      General Partner

                                      By:  MERCURY MANAGEMENT, L.L.C.
                                           General Partner

                                           By: /s/ Kevin C. Howe
                                              ----------------------------------
                                           Name:  Kevin C. Howe
                                           Title: Manager

                                 MERCURY VENTURES, LTD.

                                 By:  MERCURY MANAGEMENT, L.L.C.
                                      General Partner

                                      By: /s/ Kevin C. Howe
                                         ---------------------------------------
                                      Name:  Kevin C. Howe
                                      Title: Manager

                                 MERCURY MANAGEMENT, L.L.C.


                                 By: /s/ Kevin C. Howe
                                    --------------------------------------------
                                 Name:  Kevin C. Howe
                                 Title: Manager

                                 /s/ Kevin C. Howe
                                 -----------------------------------------------
                                 Name: Kevin C. Howe

                                 MERCURY FUND II, LTD.

                                 By:  MERCURY VENTURES, LTD.
                                      General Partner

                                      By:  MERCURY MANAGEMENT, L.L.C.
                                           General Partner

                                           By: /s/ Kevin C. Howe
                                              ----------------------------------
                                           Name:  Kevin C. Howe
                                           Title: Manager